UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 18, 2005



                    TRINITY PARTNERS ACQUISITION COMPANY INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-50860                  20-1025065
(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                          245 FIFTH AVENUE, SUITE 1600
                            NEW YORK, NEW YORK 10016
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 696-4282


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On January 18, 2005, the Registrant issued a press release announcing that it had entered into a letter of intent for the business combination of the Registrant and Adventure Holdings, S.A. A copy of this press release is attached as an exhibit to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

     EXHIBIT NO.           DESCRIPTION

        99.1               Press release issued on January 18, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2005


                                       TRINITY PARTNERS ACQUISITION COMPANY INC.



                                       By:  /s/ Lawrence Burstein
                                            -----------------------------------
                                            Name:  Lawrence Burstein
                                            Title:  President